PLAY CO. TOYS & ENTERTAINMENT CORP.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON FRIDAY, FEBRUARY 4, 2000


To the Shareholders of
PLAY CO. TOYS & ENTERTAINMENT CORP.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Common and Series E Preferred Stock Shareholders of Play Co. Toys & Entertainment Corp. (the "Company") will be held at the Company's offices located at 550 Rancheros Drive, San Marcos, California 92069, on Friday, February 4, 2000, at 11:00 a.m. Pacific Standard Time, for the following purposes:

     1. To vote on the proposal to authorize the filing of an amendment to the Company's Certificate of Incorporation to modify the conversion terms of the Series E Preferred Stock to render all shares of same eligible for conversion on February 4, 2000; and

     2. To transact such other business as properly may be brought before the meeting or any adjournment thereof.

     The close of business on Tuesday, December 21, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Special Meeting of Shareholders.

                                              By Order of the Board of Directors

                                                      James B. Frakes, Secretary

Dated:   January 25, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                       PLAY CO. TOYS & ENTERTAINMENT CORP.

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON FEBRUARY 4, 2000


     This proxy statement and the accompanying form of proxy were mailed on January 25, 2000 to the shareholders of record (as of December 21, 1999) of Play Co. Toys & Entertainment Corp. (the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held on February 4, 2000 and at any adjournment thereof.

                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Company's (i) Common Stock, par value $0.01 per share (the "Common Stock") and (ii) Series E Preferred Stock, par value $0.01 per share (the "Series E Stock") represented by effective proxies in the respective accompanying forms will, unless contrary instructions are specified in the proxies, be voted FOR the proposal to authorize the filing of a Certificate of Amendment to Certificate of Incorporation pursuant to which the Company shall amend the conversion terms of its Series E Stock such that all shares of Series E Stock shall be eligible for conversion on February 4, 2000.

     A proxy may be revoked at any time before it is voted. A shareholder may revoke same (i) by notifying the Secretary of the Company either in writing prior to the Special Meeting or in person at the Special Meeting; (ii) by submitting a proxy bearing a later date; or (iii) by voting in person at the Special Meeting. An affirmative vote of (i) a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon and (ii) a majority of the shares of Series E Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the proposal to amend the Company's Certificate of Incorporation. A shareholder voting through a proxy who abstains with respect to the proposal is considered to be present and entitled to vote on the proposal at the meeting, and his abstention is, in effect, a negative vote; however, a shareholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the proposal shall not be considered present and entitled to vote on same.

     The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock and Series E Stock held of record by such persons, and the Company may reimburse same for reasonable out-of-pocket expenses incurred in so doing.

     The Company's annual report on Form 10-KSB for the fiscal year ended March 31, 1999 accompanies this proxy statement and is incorporated herein by reference.

     The principal executive offices of the Company are located at 550 Rancheros Drive, San Marcos, California 92069; the Company's telephone number is (760) 471- 4505.

No Dissenters' Rights

     The corporate action described in this proxy statement will not afford to shareholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

               VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Common Stock and Series E Stock. The presence, in person or by proxy, of a majority of each of the Common and Series E Stock entitled to vote will constitute a quorum for the meeting. Each share of Common Stock and each share of Series E Stock entitles its holder to one vote on each matter submitted to the shareholders. The close of business on December 21, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. On that date, 5,548,857 shares of Common Stock and 5,833,903 shares of Series E Stock were outstanding. Voting of the shares of Common and Series E Stock is on a non-cumulative basis.

     The following table sets forth certain information regarding beneficial ownership of the Company's outstanding Common Stock as of January 19, 2000 (on which date there were 5,548,857 shares outstanding) by (i) each beneficial owner of 5% or more of the Company's Common Stock; (ii) each of the Company's executive officers, directors, and key employees; and (iii) all executive officers, directors, and key employees as a group:

                   Name and Address                      Number of Shares of Common Stock
                 of Beneficial Owner                           Beneficially Owned1                Percent of Common Stock
                                                                                                   Beneficially Owned2,3
Harold Rashbaum 4
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                  150,000                               2.6%
San Marcos, CA 92069

Richard Brady 4a
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                  175,587                               3.1%
San Marcos, CA 92069

James B. Frakes 5
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                   20,000                                 *
San Marcos, CA 92069

(table continued from previous page)

                   Name and Address                      Number of Shares of Common Stock
                 of Beneficial Owner                           Beneficially Owned1                Percent of Common Stock
                                                                                                   Beneficially Owned2,3

Moses Mika
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                     --                                  --
San Marcos, CA 92069

Breaking Waves, Inc. 4
112 West 34th Street                                                1,270,000                              22.9%
New York, New York  10120

Shopnet.com, Inc. 4
14 East 60th Street, Suite 402                                      1,270,000                              22.9%
New York, New York  10022

United Textiles & Toys Corp. 6
14 East 60th Street, Suite 402                                      4,384,910                              58.5%
New York, New York  10022

Multimedia Concepts International, Inc.7
1410 Broadway, Suite 1602                                           4,818,420                              46.5%
New York, New York  10018

U.S. Stores Corp. 8
1385 Broadway, Suite 1602                                               --                                  --
New York, New York  10018

American Telecom, PLC 9
8-13 Chiswell Street                                                2,400,000                              30.2%
London EC 1Y 4UP

Europe American Capital Foundation 10
c/o Vermogenstreuhand GMBH                                         27,849,204                              83.4%
14 Kaiser Street
Bregenz, Austria A-6900

ABC Fund, Inc.11
P.O. Box 47 Road Town                                               3,757,920                              40.4%
Tortola, BVI

CBA Capital Corp.12
P.O. Box 47 Road Town                                               2,592,500                              31.8%
Tortola, BVI


Officers and Directors as a Group
(4 persons)4,5                                                       345,587                               5.6%

*  Less than 1%

     1. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or entity to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or entity.

(footnotes continued from previous page)

     2. The "Percent of Common Stock Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company, and (ii) the number of shares of Common Stock that such person or entity has the right to acquire within 60 days, whether by exercise of options or warrants. The "Percent of Common Stock Beneficially Owned" does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of said person, to acquire them within 60 days, whether by exercise of options or warrants.

     3. Does not include 35,303,418 shares of Common Stock issuable upon the conversion of 5,883,903 shares of Series E Stock outstanding, or any portion thereof, except where directly applicable and in accordance with footnote 2 above.

     4. Includes 150,000 shares of Common Stock into which Mr. Rashbaum's 25,000 shares of Series E Stock shall be convertible as of February 4, 2000. Mr. Rashbaum, the Company's chairman of the board, is also the president and the sole director of Breaking Waves which is a wholly-owned subsidiary of Shopnet, a publicly traded company. Mr. Rashbaum is also the president and a director of Shopnet. By virtue of its ownership of Breaking Waves, Shopnet may be deemed the beneficial owner of the Company's Common Stock owned by Breaking Waves. 4a. Includes 150,000 shares of Common Stock into which Mr. Brady's 25,000 shares of Series E Stock shall be convertible as of February 4, 2000.

     5. Represents those shares underlying an option which have vested. The final 10,000 shares underlying such option shall vest on July 1, 2000.

     6. Includes 1,950,000 shares of Common Stock issuable upon the conversion of 325,000 shares of Series E Stock. The president of United Textiles & Toys Corp. ("United Textiles"), a publicly traded company which is the Company's parent, is Ilan Arbel who is also the president, chief executive officer, and a director of Multimedia Concepts International, Inc. ("Multimedia"), a publicly traded company which is the parent company of United Textiles (owning approximately 78.5% of same). Multimedia is owned approximately 58.1% by U.S. Stores Corp. ("U.S. Stores"), a company of which Mr. Arbel is the president and a director. U.S. Stores is owned 100% by American Telecom, PLC ("ATPLC"), a British corporation.

     7. Represents shares of Common Stock issuable upon the conversion of 803,070 shares of Series E Stock. By virtue of its ownership of United Textiles, Multimedia also may be deemed a beneficial owner of the Company's Common Stock held by United Textiles.

     8. Although U.S. Stores owns none of the Company's Common Stock, by virtue of its ownership of Multimedia, U.S. Stores may be deemed a beneficial owner of the Company's Common Stock held by Multimedia.

     9. Represents shares of Common Stock issuable on conversion of 400,000 shares of Series E Stock. By virtue of its ownership of U.S. Stores, ATPLC also may be deemed a beneficial owner of the Company's Common Stock beneficially owned by U.S. Stores.

     10. Represents 27,849,204 shares of Common Stock issuable upon the conversion of 4,641,534 shares of Series E Stock. Of the 4,641,534 shares of Series E Stock, 1,592,500 shares are owned by EACF and 3,381,034 shares shall be issued to EACF in February 2000 in connection with its conversion of a debenture. By virtue of its ownership of ATPLC, EACF also may be deemed a beneficial owner of the Company's Common Stock.

     11. Represents shares of Common Stock issuable upon the conversion of 626,320 shares of Series E Stock.

     12. Represents shares of Common Stock issuable upon the conversion of 432,000 shares of Series E Stock.

     The following table sets forth certain information regarding beneficial ownership of the Company's outstanding Series E Preferred Stock as of January 19, 2000 (on which date there were 5,883,903 shares outstanding) by (i) each beneficial owner of 5% or more of the Company's Series E Preferred Stock; (ii) each of the Company's executive officers, directors, and key employees; and
(iii) all executive officers, directors, and key employees as a group:

                   Name and Address                            Number of Shares of          Percent of Series E Preferred Stock
                 of Beneficial Owner                         Series E Preferred Stock              Beneficially Owned2,3
                                                               Beneficially Owned1
Harold Rashbaum 4
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                   25,000                                 *
San Marcos, CA 92069

Richard Brady
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                   25,000                                 *
San Marcos, CA 92069

James B. Frakes
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                     --                                  --
San Marcos, CA 92069

Moses Mika
c/o Play Co. Toys & Entertainment Corp.
550 Rancheros Drive                                                     --                                  --
San Marcos, CA 92069

Breaking Waves, Inc. 4
112 West 34th Street                                                    --                                  --
New York, New York  10120

Shopnet.com, Inc. 4
14 East 60th Street, Suite 402                                          --                                  --
New York, New York  10022

United Textiles & Toys Corp. 5
1410 Broadway, Suite 1602                                             325,000                               5.5%
New York, New York  10018

Multimedia Concepts International, Inc.6
1410 Broadway, Suite 1602                                             803,070                              13.6%
New York, New York  10018

U.S. Stores Corp. 7
1385 Broadway, Suite 1602                                               --                                  --
New York, New York  10018

American Telecom, PLC 8
8-13 Chiswell Street                                                  400,000                               6.8%
London EC 1Y 4UP

Europe American Capital Foundation 9
c/o Vermogenstreuhand GMBH                                          4,641,534                              50.1%
14 Kaiser Street
Bregenz, Austria A-6900

(table continued from previous page)

                   Name and Address                            Number of Shares of          Percent of Series E Preferred Stock
                 Of Beneficial Owner                         Series E Preferred Stock              Beneficially Owned2,3
                                                               Beneficially Owned1

ABC Fund, Inc.
P.O. Box 47 Road Town                                                626,320                               10.6%
Tortola, BVI

CBA Capital Corp.
P.O. Box 47 Road Town                                                432,000                                7.3%
Tortola, BVI

Officers and Directors as a Group
(4 persons)4                                                          50,000                                 *

*  Less than 1%

     1. Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or entity to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or entity.

     2. The "Percent of Series E Preferred Stock Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of
(i) the total outstanding shares of Series E Preferred Stock of the Company, and
(ii) the number of shares of Series E Preferred Stock that such person or entity has the right to acquire within 60 days, whether by exercise of options or warrants. It does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of said person, to acquire them within 60 days, whether by exercise of options or warrants.

     3. Does not include 3,381,034 shares of Series E Stock issuable upon the conversion of a debenture owned by EACF except where directly applicable.

     4. Mr. Rashbaum, the Company's chairman, is also the president and sole director of Breaking Waves (a wholly-owned subsidiary of Shopnet, a publicly traded company) and the president and a director of Shopnet. By virtue of its ownership of Breaking Waves, Shopnet may be deemed the beneficial owner of the Company's securities owned by same.

     5. The president of United Textiles, the Company's parent, is Ilan Arbel who is also the president, chief executive officer, and a director of Multimedia which owns approximately 78.5% of United Textiles. Multimedia is owned approximately 58.1% by U.S. Stores, a company of which Mr. Arbel is the president and a director. U.S. Stores is owned 100% by ATPLC, a British corporation.

     6. Represents 803,070 shares of Series E Stock owned by Multimedia. By virtue of its ownership of United Textiles, Multimedia also may be deemed a beneficial owner of the Company's Series E Stock held by United Textiles.

     7. Although U.S. Stores owns none of the Company's Series E Stock, by virtue of its ownership of Multimedia, it may be deemed a beneficial owner of the Series E Stock held by Multimedia.

     8. Represents 400,000 shares of Series E Stock owned by ATPLC. By virtue of its ownership of U.S. Stores, ATPLC also may be deemed a beneficial owner of the Series E Stock beneficially owned by U.S. Stores.

     9. Includes 1,260,500 shares of Series E Stock owned by EACF and 3,381,034 shares of Series E Stock to be issued to EACF in February 2000 on conversion of its debenture. By virtue of its ownership of ATPLC, EACF also may be deemed a beneficial owner of the Series E Stock held by ATPLC.

                  THE FOLLOWING MATTER SHALL BE CONSIDERED AND
            VOTED UPON AT THE SPECIAL MEETING BY THE COMPANY'S COMMON
                      AND SERIES E PREFERRED SHAREHOLDERS:

             Amendment To The Company's Certificate Of Incorporation Modifying The Conversion Terms Of The Series E Preferred Stock
    To Render All Shares Of Same Eligible For Conversion On February 4, 2000

     The Board of Directors has unanimously approved, subject to shareholder approval, the filing of an amendment to the Company's Certificate of Incorporation which will effect a change in the conversion terms of the Series E Stock. The full text of the proposed changes to the Company's Certificate of Incorporation has been incorporated into the proposed Certificate of Amendment to Certificate of Incorporation of Play Co. Toys & Entertainment Corp. included herein as Appendix "A."

     The Board of Directors believes that amendment to the conversion terms of the Series E Stock is necessitated by the potential shareholder confusion which might otherwise arise given the convertibility eligibility (as of December 29, 1999 and extending for a period of three years thereafter) of a certain number of shares of Series E Stock outstanding - there being 4,200,570 of the 5,883,903 shares outstanding which are eligible for conversion as of such date - and the ineligibility of convertibility (until March and/or June and/or July 2000 and extending for a period of three years thereafter) of 1,683,333 shares of Series E Stock which nonetheless may be sold into the public market pursuant to Rule 144 of the General Rules and Regulations Under the Securities Act of 1933, as amended.

     In order to avoid the potential that a shareholder might purchase on the open market a portion of the 1,683,333 shares of Series E Stock which, unbeknownst to said shareholder, are not convertible as of December 29, 1999, the Board of Directors has determined that by rendering all shares of Series E Stock convertible as of a date certain, shareholder interests shall be safeguarded.

     The Company believes that the proposed amendment to the Series E Stock conversion terms serves the best interests of all of its shareholders and, therefore, recommends that shareholders vote in favor of the proposal to file the amendment.

     The affirmative  vote of the holders of a majority of the shares of each of
(i) the Common Stock issued and outstanding on the record date, voting together as a single class, and (ii) the Series E Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

     The Board of Directors deems this proposal to be in the best interests of the Company and its shareholders and recommends that you vote "FOR" approval thereof. Holders of 65.4% of the shares of Series E Stock outstanding and 67.2% of the shares of Common Stock outstanding have agreed to vote in favor of the proposal.

                              FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999 (SANS EXHIBITS), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ACCOMPANIES THIS PROXY STATEMENT. SAME SHALL BE FURNISHED (SANS EXHIBITS) TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO JAMES B. FRAKES, SECRETARY, PLAY CO. TOYS & ENTERTAINMENT CORP., 550 RANCHEROS DRIVE, SAN MARCOS, CALIFORNIA 92069.

                               II. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present and knows that others will present at the Special Meeting is that herein set forth. If any other matter is properly brought before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of shareholders intended to be presented at the Company's 2000 Annual Meeting of Shareholders must have been received by the Company by January 5, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2000 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,


                                                                 James B. Frakes
                                                                       Secretary

January 25, 2000



   Whether Or Not You Expect To Attend The Meeting, Please Complete And Return Your Proxy Promptly In The Enclosed Envelope. No Postage Is Required If It
                   Is Mailed In The United States Of America.

                                   Appendix A

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       PLAY CO. TOYS & ENTERTAINMENT CORP.

         Under Section 242 of the Delaware Corporation Law:

     The   undersigned,   for  the  purpose  of  amending  the   Certificate  of
Incorporation of Play Co. Toys & Entertainment Corp. (the "Corporation"), does hereby certify and set forth:

FIRST:

         The name of the Corporation is

                           PLAY CO. TOYS & ENTERTAINMENT CORP.
SECOND:

     The Certificate of Incorporation was filed by the Department of State on June 15, 1994.

THIRD:

     The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to amend the provisions of "Article Fourth, Subarticle (B)" to amend certain rights and preferences of the Series E Preferred Stock so that, as amended, said Subarticle shall read as follows:

         B.       Series E Preferred Stock.

                  (i) Designation. The designation of this series of Preferred Stock, par value $0.01 per share, shall be the "Series E Preferred Stock." The number of shares of Series E Preferred Stock authorized hereby shall be 25,000,000 shares.

                  (ii) Rank. The Series E Preferred Stock shall, with respect to rights on liquidation, winding up, and dissolution, rank (a) junior to any other Senior Securities established by the Board of Directors and, if required by Section (vii), approved by the affirmative vote of the holders of a majority of the shares of the Series E Preferred Stock, the terms of which shall specifically provide that such series shall rank prior to the Series E Preferred Stock; (b) on a parity with any other Parity Securities established by the Board of Directors, the terms of which shall specifically provide that such series shall rank on a parity with the Series E Preferred Stock; and (c) prior to any other Junior Securities of the Corporation.

                  (iii) Dividends. The Series E Preferred Stock shall not have any right to dividends.

                  (iv)     Liquidation Preference.

                           (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the affairs of the Corporation, the holders of the shares of Series E Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $1.00 per share for each share outstanding, before any payment shall be made or any assets distributed to the holders of any of the Junior Securities, provided, however, that the holders of the outstanding shares of the Series E Preferred Stock shall not be entitled to receive such liquidation payment until the liquidation payments on all outstanding shares of Senior Securities, if any, shall have been paid in full. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of the outstanding shares of the Series E Preferred Stock or any other Parity Securities, then the holders of all such shares shall share ratably in such distribution of assets in accordance with the amount which would be payable on such distribution if the amounts to which the holders of the outstanding shares of Series E Preferred Stock and the holders of outstanding shares of such other Parity Securities are entitled were paid in full.

                           (b) For the purposes of this Article FOURTH, neither the voluntary sale, conveyance, lease, exchange, nor transfer (for cash, shares of stock, securities, or their consideration) of all or substantially all of the property or assets of the Corporation or the consolidation or merger of the Corporation with one or more other corporations shall be deemed to be a liquidation, dissolution, or winding up, voluntary or involuntary, unless such voluntary sale, conveyance, lease, exchange, or transfer shall be in connection with a dissolution or winding up of the business of the Corporation.

                  (v) Redemption. The shares of Series E Preferred Stock are not redeemable by the Corporation.

                  (vi)     Conversion.

                    (a) Subject to, and upon compliance  with, the provisions of this Section (vi), the holder of a share of Series E Preferred Stock designated shall have the right, at such holder's option, at any time commencing two years from issuance and terminating five years from issuance, to convert such share into 6 fully paid and non-assessable shares of Common Stock of the Corporation. Notwithstanding the foregoing, as of February 4, 2000, all shares of Series E Preferred Stock shall be eligible for such conversion.

                    (b) (1) In order to exercise the conversion  privilege,  the holders of Series E Preferred Stock to be converted shall surrender the certificates representing such shares to the office of the transfer agent for the Series E Preferred Stock, appointed for such purpose by the Corporation, with the Notice of Election to Convert on the back of said certificate completed and signed. Unless the shares of Common Stock issuable on conversion are to be issued in the same name in which such shares of Series E Preferred Stock are registered, each share surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder or such holder's duly authorized attorney and an amount sufficient to pay any transfer or similar tax.

                         2) As promptly as  practicable  after the  surrender of
                    the certificates for shares of Series E Preferred Stock as aforesaid, the Corporation shall issue and shall deliver to such office to such holder, or on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Series E Preferred Stock in accordance with the provisions of this Section (iv).

                         (3) Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series E Preferred Stock shall have been surrendered and such notice shall have been received by the Corporation as aforesaid, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date, unless the stock transfer books of the Corporation shall be closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open and such notice is received by the Corporation. All shares of Common Stock delivered upon conversion of the Series E Preferred Stock will upon delivery be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.

                           (c) The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock or its issued shares of Common Stock held in its treasury, or both, for the purposes of effecting conversions of the Series E Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series E Preferred Stock not theretofore converted. For purposes of this subsection (d), the number of shares of Common Stock which shall be deliverable upon the conversion of all outstanding shares of Series E Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

                  (vii) Voting Rights. The holders of record of shares of the Series E Preferred Stock shall not be entitled to any voting rights except as hereinafter provided in this Section (vii)(a) or as otherwise provided by law.

                           (a) So long as any shares of the Series E Preferred Stock are outstanding, the Corporation will not, without the affirmative vote or consent of the holders of at least a majority of the outstanding shares of the Series E Preferred Stock, voting as a class, vote to amend the Corporation's Certificate of Incorporation to
         (i) increase or decrease the aggregate number of authorized shares of the Series E Preferred Stock; (ii) increase or decrease the par value of the Series E Preferred Stock; or (iii) alter the preferences, powers, or rights of the Series E Preferred Stock so as to affect them adversely.

                           (b) in exercising the voting rights set forth in this section (vii), each share of series e preferred stock shall have one vote per share.

         FOURTH: The amendment to the Certificate of Incorporation of the Corporation set forth above was adopted by majority consent of the Corporation's shareholders and by unanimous written consent of the Corporation's directors on the 19th day of November 1999.

         IN WITNESS WHEREOF, the undersigned President of this Corporation has executed this Certificate of Amendment on this 4th day of February 2000.

                           PLAY CO. TOYS & ENTERTAINMENT CORP.



                           By:
                                    Richard Brady, President

                           By:
                                    James B. Frakes, Secretary